                       THE STRONG GROWTH & INCOME Funds





                       ANNUAL REPORT - OCTOBER 31, 1995










                       THE STRONG ASSET ALLOCATION FUND

                         THE STRONG TOTAL RETURN FUND

                      THE STRONG AMERICAN UTILITIES FUND

                                [STRONG FUNDS LOGO]

                                 STRONG FUNDS

EIGHT BASIC PRINCIPLES FOR SUCCESSFUL MUTUAL FUND INVESTING


These common-sense rules are followed by many successful investors. They make sense for beginners, too. If you have a question on these principles, or would like to discuss them with us, please contact us at 1-800-368-3863. We're here 24 hours a day, seven days a week to take your call.


                                 HAVE A PLAN.

              Even a simple plan can help you take control of your financial future. Review your plan once a year, or if your circumstances change.


                     START INVESTING AS SOON AS POSSIBLE.

              Make time a valuable ally. Let it put the power of compounding to work for you, while helping to reduce your potential investment risk.

                          DIVERSIFY YOUR PORTFOLIO.

              By investing in different asset classes - stocks, bonds, and cash - you help protect against poor performance in one type of investment while including investments most likely to help you achieve your important goals.

                              INVEST REGULARLY.

              Investing is a process, not a one-time event. By investing regularly over the long term, you reduce the impact of short-term market gyrations, and you attend to your long-term plan before you're tempted to spend those assets on short-term needs.

                      MAINTAIN A LONG-TERM PERSPECTIVE.

              For most individuals, the best discipline is staying invested as market conditions change. Reactive, emotional investment decisions are all too often a source of regret - and of principal loss.

              CONSIDER STOCKS TO HELP ACHIEVE MAJOR LONG-TERM GOALS.

              Over time, stocks have provided the more powerful returns needed to help the value of your investments stay well ahead of inflation.

              KEEP A COMFORTABLE AMOUNT OF CASH IN YOUR PORTFOLIO.

              To meet current needs, including emergencies, use a money market fund or a bank account - not your long-term investment assets.

                          KNOW WHAT YOUR'RE BUYING.

              Make sure you understand the potential risks and rewards associated with each of your investments. Ask questions... request information...make up your own mind. And choose a fund company that helps you make informed investment decisions.

                       THE STRONG GROWTH & INCOME Funds

                       ANNUAL REPORT - OCTOBER 31, 1995

Dear shareholder: As the Strong Family of Funds continues to grow, so too have our reporting responsibilities to you. To help ensure that we can continue to produce shareholder reports and other information on a timely basis, we have changed the fiscal year-end of the Strong Growth and Income Funds from December 31 to October 31, beginning with this annual report. By staggering the Funds' fiscal-year periods, and thereby their reporting schedules, we avoid a potential "log-jam" at year-end. Please note that this change has no effect on how the Funds are managed. It simply alters the reporting period of your shareholder reports. If you have a question regarding the new schedule, please don't hesitate to call us at 1-800-368-3863.

                               Table of Contents


INVESTMENT REVIEWS
  The Strong Asset Allocation Fund  . . . . . . . . . . . .  2
  The Strong American Utilities Fund  . . . . . . . . . . .  4
  The Strong Total Return Fund  . . . . . . . . . . . . . .  6

FINANCIAL INFORMATION
  Schedules of Investments in Securities
       The Strong Asset Allocation Fund   . . . . . . . . .  8
       The Strong American Utilities Fund   . . . . . . . . 12
       The Strong Total Return Fund   . . . . . . . . . . . 13
  Statements of Operations  . . . . . . . . . . . . . . . . 16
  Statements of Assets and Liabilities  . . . . . . . . . . 17
  Statements of Changes in Net Assets . . . . . . . . . . . 18
  Notes to Financial Statements . . . . . . . . . . . . . . 19

FINANCIAL HIGHLIGHTS  . . . . . . . . . . . . . . . . . . . 22
REPORT OF INDEPENDENT ACCOUNTANTS . . . . . . . . . . . . . 24


                       The Strong ASSET ALLOCATION FUND

The Strong Asset Allocation Fund seeks high total return consistent with reasonable risk over the long term. The Fund allocates its assets globally among a diversified portfolio of equity securities, bonds, and short-term fixed income securities.

PATIENT INVESTORS REWARDED WITH BIG RALLIES
After an arduous 1994, the stock and bond markets have roared back in 1995. Fueled by strong corporate earnings, most notably in the technology, financial services, and health-care sectors, the stock market posted a return of 29.30% year-to-date through October 31, as measured by the S&P 500.* Also helping fuel the stock market rally was a steep decline in interest rates, which plummeted following a stream of weaker-than-expected economic numbers, particularly in April and May.

Of course, the falling interest-rate environment was a positive for bond prices as well. Many investors had been cautious of the bond market early in the year, anticipating continued economic strength, higher inflation, and higher interest rates. When that scenario failed to materialize, investors became more confident that interest rates had reached a peak, and money poured from the short end of the market into longer maturity bonds, driving prices higher and forcing yields lower. The rally in bond prices took place across nearly all maturities -- only 3-month yields held firm -- and continued nearly unabated through the end of October.

RIDING THE RALLY
As the year began, we had positioned the portfolio somewhat cautiously in anticipation of another tightening by the Federal Reserve. However, when that tightening occurred in February, we concluded that short-term rates were unlikely to move higher. Confident that an improvement in the markets was around the corner, we reduced our cash position, boosted the duration of our bond weighting, and increased our stock exposure to give the portfolio greater total-return potential.

As a result of these moves and the markets' positive overall performance, the Fund achieved a total return of 16.84% through October 31.

On average through most of 1995, the portfolio was about 50% weighted in stocks when S&P 500 futures are taken into account. Helping moderate the portfolio's risk profile was our multi-manager approach, which provided broad diversification between growth stocks, value stocks, and international issues. In October, we believed the stock market's rally made the portfolio increasingly vulnerable to a possible correction. We therefore lightened up our stock position and increased our bond weighting. This more conservative allocation is reflected in the portfolio's composition as of October 31.

FORECAST: FAVORABLE, WITH OCCASIONAL SETBACKS
For the near term, we'll probably maintain our current positioning. After the explosive rally we witnessed in the first ten months of 1995, we believe both the stock and bond markets may be susceptible to some choppiness stemming from upcoming budget negotiations, earnings concerns, and potential volatility in Japanese markets.

These are short-term caveats, however. Longer-term, the overall investing environment appears quite favorable. We expect inflation to remain subdued and the economy to continue to grow at around a 3% annual rate. Against this backdrop, we look for interest rates to stay in their current range with a downward bias, and for corporate profits to remain fairly strong.


                                Asset Allocation
                                 as of 10-31-95

                Short-Term Instruments            28.4%
                Stocks                            35.8%
                Bonds                             35.8%


This allocation does not include the effect of futures and is presented as a percentage of net assets. Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio. The Bonds category maintains no maturity limitation and generally has an average duration of 2.0 or higher. The securities in the Short-Term category have effective maturities of three years or less, and the category generally has an average duration of 2.0 or lower. Duration is a measure of sensitivity to interest rates.


     The Strong Growth & Income Funds Annual Report   -   October 31, 1995

In such an environment, it's important for shareholders to be patient and maintain a longer-term outlook. A slow-growth economy doesn't mean a smooth, steady trend. On the contrary, because the markets currently lack any overriding momentum, we can expect them to be buffeted occasionally by contradictory economic data both here and internationally, and politically-induced fluctuations as election campaigns kick into high gear.

But for investors who maintain a well-diversified portfolio and have the discipline to look past short-term disturbances, we believe the markets currently offer attractive opportunities for high total return. We appreciate your confidence in the Strong Asset Allocation Fund, and we look forward to serving your investment needs in the years to come.

[PHOTO OF BRADLEY C. TANK]

Sincerely,

/s/ Bradley C. Tank

Bradley C. Tank
Lead Portfolio Manager



                          Growth of an assumed $10,000
                        invested at the Fund's inception


                         The
                        Strong                                                     S&P
                         Asset          40/20/20               Asset               500
                      Allocation        Balanced             Allocation           Stock
                         Fund            Index                 Index              Index
12/81                   10,000          10,000                10,000            10,000
12/82                   13,320          12,166                12,374            12,155
12/83                   19,344          13,899                14,119            14,897
12/84                   21,234          15,331                15,605            15,832
12/85                   25,346          18,625                19,226            20,854
12/86                   29,819          21,260                22,123            24,747
12/87                   29,734          22,601                23,442            26,046
12/88                   32,467          25,002                26,058            30,372
12/89                   36,104          29,820                31,267            39,996
12/90                   37,107          31,088                32,579            38,754
12/91                   44,394          37,005                38,498            50,561
12/92                   45,824          39,479                41,628            54,412
12/93                   52,469          42,695                45,208            59,897
12/94                   51,679          42,955                45,314            60,688
 6/95                   57,081          48,279                51,281            72,954
10/95                   60,379          50,465                53,703            78,470



     Average Annual
     Total Returns
    through 10-31-95

         1-year
         16.21%

         5-year
         10.72%

        10-year
         9.98%

    Since inception
      on 12-30-81
        13.88%

This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at the Fund's inception, with similar investments in the Standard & Poor's 500 Stock Index ("S&P 500"), an unmanaged index generally representative of the U.S. stock market, and the Asset Allocation Index and the 40/40/20 Balanced Index, both of which are a combination of three unmanaged indices. The Asset Allocation Index is composed of 40% S&P 500; 40% Salomon Brothers Broad Investment-Grade Bond Index ("The Salomon BIG"), a market-capitalization weighted index generally representative of government, mortgage, and investment-grade corporate securities; and 20% Salomon Brothers 3-month Treasury Bill Index. The 40/40/20 Balanced Index is composed of 40% S&P 500; 40% Lehman Brothers Intermediate Government/Corporate Bond Index, a market-capitalization weighted index generally representative of government and investment-grade corporate securities with maturities of 1-10 years; and 20% Salomon Brothers 3-month Treasury Bill Index. The 40/40/20 Balanced Index has been added because we believe it more accurately reflects the Fund's fixed income security selection. Results include the reinvestment of all dividends and capital gains distributions. Source for the index data is Micropal. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.



*Source of index information: Micropal.

     The Strong Growth & Income Funds Annual Report   -   October 31, 1995

                       The Strong AMERICAN UTILITIES Fund

The Strong American Utilities Fund seeks total return by investing for both income and capital growth. The Fund invests primarily in the stocks of public utility companies headquartered in the United States.

FUND SEES EXCELLENT PERFORMANCE TO DATE
Utility stocks continued to rebound through the third quarter and, overall, performed very well throughout the first 10 months of the year. The Federal Reserve reduced rates once during this period, contributing to the decline in the 30-year U.S. Treasury Bond yield from 7.88% to 6.33% over the period. The Fund posted a total return of 26.88% through October 31, as compared to 19.67% for the Lipper Utility Fund Index and 30.80% for the Standard & Poor's Utilities Index.(1)

The Fund ranked in the top 3% of the 82 utility funds tracked by Lipper Analytical Services for the 10-month period ended 10-31-95(2), in part because good earnings gains and a favorable interest-rate climate resulted in an improved perception of the utility group as a whole. In response, we positioned the portfolio to take advantage of these trends.

Five largest stock holdings
based on net assets as of 10-31-95

COMPANY                                               INDUSTRY           % OF NET ASSETS
Ameritech Corporation                              Telecommunication         9.9%
American Electric Power Co., Inc.                  Electric Utilities        7.1%
CMS Energy Corporation                             Electric Utilities        6.6%
SBC Communications, Inc.                           Telecommunication         6.6%
Bell Atlantic Corporation                          Telecommunication         5.2%

Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.

TELECOMMUNICATIONS PLAYED MAJOR ROLE
While all sectors in the Fund contributed to improved performance, price gains in telecommunications stocks played a primary role. In particular, the timely increase in our holdings in US WEST, Ameritech, and Bell Atlantic during the third quarter, along with new positions in BellSouth and Pacific Telesis, generated significant returns.

Telecommunications stocks continued to represent the Fund's largest sector accounting for 37.4% of the Fund's assets at the end of October. We believe the outlook for telecommunications stocks continues to be favorable because of potential earnings growth, above-market dividend yields, and the prospect of beneficial legislation. For example, the telecommunications bills that have passed both houses of Congress may become law before year-end, allowing local telephone companies to enter the long-distance market in due course.

ELECTRIC UTILITIES ADDED TO THE FUND'S GAINS
A strategic shift in July saw two electric utilities stocks join the Fund's five largest holdings. We believe electric utility stocks are, relative to the broad market, more attractive than they have been in several years. Consequently, we increased the Fund's weighting in electric utility stocks throughout the year. By the end of October, they represented 31.2% of the portfolio.

Although the industry is faced with sweeping legislative and regulatory changes, the exaggerated fear of increased competition appears to have eased. As a result, it now appears that well-positioned companies are likely to continue to increase earnings and dividends during the next few years. In response to the possibility of industry changes, a number of mergers have been proposed. Our view is that mergers can result in fewer-but better-companies, and that good strategic combinations should enable the resultant firms to find opportunities for additional profit as the industry evolves.

                              Industry Allocation
                       based on net assets as of 10-31-95


Telecommunication                       37.4%
Electric Utilities                      31.2%
Energy Related                          10.2%
Gas Utilities                            9.9%
Cash Equivalents                         9.7%
Other Utilities                          0.9%
Railroads                                0.7%

Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.

     The Strong Growth & Income Funds Annual Report   -   October 31, 1995

OUTLOOK REMAINS POSITIVE
Our outlook for utility stocks remains positive. In an economy experiencing moderate economic growth and low inflation, financially strong, dividend-paying stocks will, in our opinion, provide good investment returns. We continue to believe that focused research-combined with solid experience managing utility portfolios and our knowledge of the regulatory process-should enable us to identify investment opportunities arising from the changes underway in the utilities industry.

We appreciate your investment with us, and we look forward to earning your continued confidence.

[PHOTO OF WILLIAM H. REAVES]

Sincerely,

/s/ William H. Reaves

William H. Reaves
Portfolio Manager


                          Average Annual Total Returns
                                 as of 10-31-95

Time Period               Strong American Utilities Fund            Lipper Utility Fund Index                  S&P Utilities Index
Year-to-date                 26.88 %                                    19.67 %                                  30.80 %
1-year                       22.72 %                                    17.66 %                                  29.65 %
Since inception
   (on 7-1-93)               11.56 %                                     4.40 %                                   8.69 %

         As of 10-31-95, the Fund's 30-day annualized yield was 3.27%.


         Growth of an assumed $10,000 invested at the Fund's inception

                S&P 500 Stock Index     The Strong American Utilities Fund      S&P Utilities Index
6/93                $ 10,000                     $ 10,000                          $ 10,000
9/93                  10,258                       10,801                            10,700
12/93                 10,496                       10,450                            10,090
3/94                  10,098                        9,894                             9,257
6/94                  10,141                       10,020                             9,255
9/94                  10,637                       10,278                             9,299
12/94                 10,635                       10,178                             9,289
3/95                  11,670                       10,799                             9,930
6/95                  12,784                       11,557                            10,667
9/95                  13,800                       12,638                            11,897
10/95               $ 13,751                     $ 12,913                          $ 12,150

This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with similar investments in the Standard and Poor's 500 Stock Index, an unmanaged index generally representative of the U.S. stock market, and the Standard and Poor's Utilities Index, an unmanaged index generally representative of U.S. utility stocks. Results include the reinvestment of all dividends and capital gains distributions. Source for the index data is Micropal. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

(1) Source for the Standard and Poor's Utilities Index: Micropal.

(2) For the 1-year and since-inception periods ended 10-31-95, the Fund was ranked #16 of 80 and #1 of 45 funds, respectively. From time to time, the Fund's advisor has waived its management fee and absorbed its expenses, which has resulted in higher returns. Rankings are historical and do not represent future results.

     The Strong Growth & Income Funds Annual Report   -   October 31, 1995

The Strong TOTAL RETURN FUND

The Strong Total Return Fund seeks high total return by investing for capital growth and income. While the Fund normally emphasizes equity investments, it may also invest a portion of its assets in bonds and short-term fixed income securities.

STOCKS ROAR BACK IN 1995
Fueled by strong corporate profits and spurred by tumbling long-term interest rates, the stock market has surged through October 1995. Market leaders were predominantly in the technology sector, particularly networking and telecommunications companies. Other strong performers included financial-services companies -- which benefited from declining interest rates and merger activity in the banking and insurance areas -- and health-care companies. The Fund's portfolio is well represented in these sectors and, as a result, performed well overall. From the beginning of the year through the end of October, the Fund's total return was 19.82%.

FOCUS ON "BLUE-CHIP" GROWERS
As part of the portfolio's growth-and-income orientation, we focused on larger-capitalization, well-established, "blue chip" companies that we believe can grow earnings at a steady pace and consistently raise their dividends. We also sought to boost the Fund's yield potential by adding more convertible bonds and higher-yielding equities. Generally, we limited our convertible bond purchases to companies whose common stock we believed was attractively valued.

This approach is designed to provide a relatively low-volatility growth vehicle, while increasing the Fund's ability to earn income.

Beyond this fundamental approach, we shifted the specific holdings of the Fund through the year in an attempt to benefit from changing market expectations. During the spring and into early summer, we increased the portfolio's weighting in economically sensitive companies in anticipation of an interest-rate cut by the Federal Reserve.

As autumn approached, we began to adopt a somewhat more conservative posture as the economy once again showed signs of ebbing. In order to position the portfolio toward stable growth and income companies, we de-emphasized cyclicals, took some profits in the technology sector, purchased blue-chip health-care stocks (which typically can continue to grow earnings even in a slower growth environment), and built up a modest cash position.

                                Asset Allocation
                                 as of 10-31-95

Stocks                     82.1%
Bonds                       9.4%
Short-Term Investments      8.5%

Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.

A GOOD OUTLOOK FOR INVESTORS
While our positioning in October took a slightly more conservative turn, we view it as a short-term move. Longer term, we see several positive factors for stocks.

With inflation apparently contained, the next move by the Federal Reserve is likely to entail lowering interest rates. At the same time, productivity in American corporations should continue to improve due to new technology investments, constrained labor costs, less regulation, and fiscal or entitlement reforms coming out of Washington.

     The Strong Growth & Income Funds Annual Report   -   October 31, 1995

Overall, we expect a good environment for the high-quality, established companies that this Fund will continue to emphasize. We thank you for your confidence, and we look forward to serving your investment needs in the future.

[PHOTO OF RONALD C. OGNAR & IAN J. ROGERS]

Sincerely,

/s/ Ronald C. Ognar

Ronald C. Ognar,
Portfolio Manager


/s/ Ian J. Rogers

Ian J. Rogers,
Portfolio Manager


                         Growth of an assumed $10,000
                       invested at the Fund's inception

              THE STRONG TOTAL            S&P 500
                RETURN FUND             STOCK INDEX
12/81              10,000                  10,000
12/82              13,250                  12,155
12/83              18,720                  14,897
12/84              20,685                  15,832
12/85              25,936                  20,854
12/86              31,121                  24,747
12/87              33,002                  26,046
12/88              38,141                  30,372
12/89              39,140                  39,996
12/90              36,367                  38,754
12/91              48,578                  50,561
12/92              48,844                  54,412
12/93              59,852                  59,897
12/94              59,027                  60,688
6/95               67,212                  72,954
10/95              70,725                  78,470




                                 Average Annual
                                 Total Returns
                                through 10-31-95

                                     1-year
                                     17.48%

                                     5-year
                                     14.78%

                                    10-year
                                     11.73%

                                Since inception
                                  on 12-30-81
                                     15.19%



This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Standard & Poor's 500 Stock Index, an unmanaged index generally representative of the U.S. stock market. Results include the reinvestment of all dividends and capital gains distributions. Source for the index data is Micropal. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

     The Strong Growth & Income Funds Annual Report   -   October 31, 1995

SCHEDULES OF INVESTMENTS IN SECURITIES                          October 31, 1995

STRONG ASSET ALLOCATION FUND

                                                             SHARES OR                VALUE
                                                             PRINCIPAL               (NOTE 2)
                                                              AMOUNT              (In Thousands)
                                                             ---------            --------------
COMMON STOCKS 35.1%
AEROSPACE & DEFENSE 0.0%
Boeing Company                                                   2,000            $        131

AGRICULTURAL OPERATIONS 0.1%
Pioneer Hi-Bred International, Inc.                              3,000                     149

AIRLINE 0.5%
AMR Corporation (b)                                              6,600                     435
Airborne Freight Corporation                                    20,000                     525
Thai Airways International PCL (Fgn Reg)(b)                    130,000                     234
                                                                                  ------------
                                                                                         1,194
AUTO & TRUCK PARTS 0.2%
Borg-Warner Automotive, Inc.                                     5,500                     162
SensoNor AS (b)                                                 31,100                     265
                                                                                  ------------
                                                                                           427
AUTOMOBILE 0.4%
Astra International PT (Fgn Reg)                               220,000                     441
Ek Chor China Motorcycle Company ADR                             8,800                     123
Pininfarina Spa                                                 48,500                     439
                                                                                  ------------
                                                                                         1,003
BANK - MONEY CENTER 0.5%
Citicorp                                                         3,000                     194
The Development Bank of
   Singapore, Ltd. (Fgn Reg)                                    78,000                     894
Overseas Union Bank, Ltd. (Acquired 10/25/95;
   Cost $254) (d)                                               43,000                     268
                                                                                  ------------
                                                                                         1,356
BEVERAGE - SOFT DRINK 0.2%
PepsiCo, Inc.                                                    7,000                     369

BROKERAGE & INVESTMENT MANAGEMENT 0.3%
Nomura Securities Company, Ltd.                                 28,000                     514
Peregrine Investment Holdings, Ltd.                            255,000                     325
                                                                                  ------------
                                                                                           839
CHEMICAL 0.2%
Monsanto Company                                                 4,000                     419

CLOSED-END FUND 0.1%
The Central European Growth Fund PLC                           481,000                     300

COMMERCIAL SERVICE 0.3%
Accustaff, Inc. (b)                                             14,000                     623
Robert Half International, Inc. (b)                              6,000                     219
                                                                                  ------------
                                                                                           842
COMPUTER - PERIPHERAL EQUIPMENT 0.1%
U.S. Robotics, Inc.                                              3,000                     277

COMPUTER - PERSONAL & WORKSTATION 1.1%
Compaq Computer Corporation (b)                                  2,000                     111
Digital Equipment Corporation (b)                                7,000                     379
Hewlett-Packard Company                                          9,700                     898
Stratus Computer, Inc. (b)                                      50,500                   1,572
                                                                                  ------------
                                                                                         2,960
COMPUTER SERVICE 0.5%
America Online, Inc. (b)                                         1,000                      80
First Data Corporation                                           7,929                     524
National Data Corporation                                       18,000                     477
Shared Medical Systems Corporation                               8,500                     328
                                                                                  ------------
                                                                                         1,409
COMPUTER SOFTWARE 7.2%
Acclaim Entertainment, Inc. (b)                                 40,800                     964
Ascend Communications, Inc.                                      7,000                     455
Autodesk, Inc.                                                   6,100                     207
Baan Company N.V. (b)                                            4,000                     170
Bay Networks, Inc. (b)                                           3,000            $        199
CBT Group PLC ADR (b)                                            8,000                     361
Cabletron Systems, Inc. (b)                                      4,000                     314
Cheyenne Software, Inc. (b)                                    158,000                   3,298
Cisco Systems, Inc. (b)                                          5,000                     387
Computer Associates International, Inc.                         80,100                   4,405
Informix Corporation                                            12,000                     349
Microsoft Corporation (b)                                       42,800                   4,280
Network Equipment Technologies, Inc. (b)                        89,700                   2,926
SoftKey International, Inc. (b)                                  3,000                      95
3Com Corporation                                                 8,000                     376
                                                                                  ------------
                                                                                        18,786
CONGLOMERATES 1.1%
Brierley Investments, Ltd.                                     154,000                     120
Guinness Peat Group PLC                                        872,000                     442
Jardine Matheson Holdings, Ltd.                                 63,000                     384
Keppel Corporation, Ltd.                                        74,000                     607
Loxley PCL (Fgn Reg)                                            25,000                     477
Mitsubishi Corporation                                          34,000                     377
Tomkins PLC                                                    140,000                     552
                                                                                  ------------
                                                                                         2,959
CONSUMER - MISCELLANEOUS 0.1%
Gucci Group NV (b)                                               7,800                     234

COSMETIC & PERSONAL CARE 0.1%
The Gillette Company                                             6,000                     290

DIVERSIFIED OPERATIONS 0.2%
Alco Standard Corporation                                        5,000                     443

ELECTRICAL EQUIPMENT 0.1%
General Electric Company                                         4,800                     304

ELECTRONIC PRODUCTS - MISCELLANEOUS 0.4%
Hitachi, Ltd.                                                   40,000                     412
Johnson Electric Holdings, Ltd.                                100,000                     209
Olivetti Spa (b)                                               331,000                     248
Sony Corporation                                                 6,000                     271
                                                                                  ------------
                                                                                         1,140
ELECTRONICS - SEMICONDUCTOR/
   COMPONENTS 1.2%
Altera Corporation                                               3,000                     182
Atmel Corporation                                                5,000                     156
Intel Corporation                                                3,300                     231
LSI Logic Corporation                                            3,000                     141
Motorola, Inc.                                                  25,900                   1,700
National Semiconductor Corporation (b)                           7,000                     171
Texas Instruments, Inc.                                          3,500                     239
Uniphase Corporation (b)                                         6,000                     175
Xilinx, Inc.                                                     4,300                     198
                                                                                  ------------
                                                                                         3,193
ENGINEERING & CONSTRUCTION 0.2%
ACP Industries BHD                                              57,000                     229
Road Builder Holdings BHD                                       63,000                     195
Semen Cibinong PT (Fgn Reg)                                     40,000                     105
                                                                                  ------------
                                                                                           529
FINANCE - MISCELLANEOUS 0.4%
Lend Lease Corporation, Ltd.                                    40,000                     555
SGS (Societe Generale de Surveillance) Holdings S.A.               285                     539
                                                                                  ------------
                                                                                         1,094
FOOD 0.5%
Burns, Philp & Company, Ltd.                                   111,000                     248
CPC International, Inc.                                          8,400                     558
Nestle' AG                                                         495                     519
                                                                                  ------------
                                                                                         1,325


                       See notes to financial statements.

                                                             SHARES OR                VALUE
                                                             PRINCIPAL               (NOTE 2)
                                                              AMOUNT              (In Thousands)
                                                             ---------            --------------
HEALTHCARE - BIOMEDICAL/GENETIC 0.3%
Biogen, Inc. (b)                                                 4,000            $        245
Centocor, Inc. (b)                                              27,600                     311
Cephalon, Inc. (b)                                               4,000                     120
Gilead Sciences, Inc. (b)                                       12,000                     234
                                                                                  ------------
                                                                                           910
HEALTHCARE - DRUG/DIVERSIFIED 1.3%
American Home Products Corporation                               7,000                     620
Dura Pharmaceuticals, Inc. (b)                                   5,700                     167
Johnson & Johnson                                                5,500                     448
Merck & Company, Inc.                                           10,000                     575
Pfizer, Inc.                                                     8,000                     459
Pharmacia Aktiebolag ADS                                         6,600                     231
Rhone Poulenc Rorer, Inc.                                        5,100                     240
Upjohn Company                                                  12,000                     609
                                                                                  ------------
                                                                                         3,349
HEALTHCARE - INSTRUMENTATION 0.9%
Medtronic, Inc.                                                 36,100                   2,085
ThermoTrex Corporation (b)                                       5,400                     194
United States Surgical Corporation                               4,300                     105
                                                                                  ------------
                                                                                         2,384
HEALTHCARE - MEDICAL SUPPLY 0.3%
Arjo AB                                                         20,900                     325
Omnicare, Inc.                                                   5,000                     181
Scandinavian Mobility International
(Acquired 10/26/95; Cost $131) (b) (d)                           6,000                     143
                                                                                  ------------
                                                                                           649
HEALTHCARE - PATIENT CARE 1.8%
Apria Healthcare Group, Inc.                                    15,700                     340
Columbia/HCA Healthcare Corporation                             10,900                     535
Community Health Systems, Inc. (b)                               8,600                     273
Foundation Health Corporation (b)                                8,600                     364
Healthsouth Corporation                                         23,000                     601
Humana, Inc. (b)                                               104,800                   2,214
Oxford Health Plans, Inc.                                        3,000                     235
United Healthcare Corporation                                    3,000                     159
                                                                                  ------------
                                                                                         4,721
HEALTHCARE - PRODUCT 0.5%
Allergan, Inc.                                                  12,000                     352
Boston Scientific Corporation (b)                               15,000                     632
Guidant Corporation                                              7,000                     224
                                                                                  ------------
                                                                                         1,208
HOUSEHOLD APPLIANCES & FURNISHINGS 0.1%
Philips Electronics N.V. ADR                                     9,000                     348

INSURANCE - DIVERSIFIED 0.2%
Travelers Corporation                                            8,000                     404

INSURANCE - MULTI-LINE 0.1%
MGIC Investment Corporation                                      5,000                     284

INSURANCE - PROPERTY & CASUALTY 0.4%
American International Group, Inc.                              11,050                     932
Vesta Insurance Group, Inc.                                      5,000                     202
                                                                                  ------------
                                                                                         1,134
LEISURE PRODUCT 0.3%
Eastman Kodak Company                                            1,900                     119
Salomon S.A.                                                     1,000                     579
                                                                                  ------------
                                                                                           698
LEISURE SERVICE  1.0%
CDL Hotels International, Ltd.                                 690,000                     313
CDL Hotels New Zealand, Ltd. (b)                               850,000                     358
HFS, Inc.                                                       17,400                   1,066
Helicopter Line, Ltd.                                            5,000                      14
Regal Cinemas, Inc.                                              8,000            $        314
Toho Company                                                     4,090                     578
                                                                                  ------------
                                                                                         2,643
MACHINERY - AGRICULTURE 0.2%
Bukaka Teknik Utama PT (Fgn Reg) (b)                           157,000                     233
Deere & Company                                                  2,000                     179
                                                                                  ------------
                                                                                           412
MEDIA - PUBLISHING 0.4%
De La Rue PLC                                                   18,000                     256
John Fairfax Holdings, Ltd.                                    275,000                     565
News International PLC                                          47,000                     212
                                                                                  ------------
                                                                                         1,033
MEDIA - RADIO/TV 0.7%
CBS, Inc.                                                        4,000                     323
Capital Cities/ABC, Inc.                                         5,000                     593
Tele-Communications, Inc. Class A                               25,300                     430
Viacom International, Inc. (b)                                   9,301                     465
                                                                                  ------------
                                                                                         1,811
METALS & MINING 0.7%
Aluminum Company of America                                      2,000                     102
Ashanti Goldfields Company, Ltd. GDR                            20,000                     353
The Broken Hill Proprietary Company, Ltd.                       33,500                     453
Lonrho PLC                                                     175,000                     432
Normandy Mining, Ltd.                                          357,000                     421
                                                                                  ------------
                                                                                         1,761
MORTGAGE & RELATED SERVICE 0.2%
Federal National Mortgage Association                            3,500                     367
Green Tree Financial Corporation                                10,000                     266
                                                                                  ------------
                                                                                           633
NATURAL GAS DISTRIBUTION 0.2%
The Williams Companies, Inc.                                    10,000                     386

OFFICE AUTOMATION 0.2%
Danka Business Systems PLC ADR                                  15,000                     503

OIL - INTERNATIONAL INTEGRATED 0.8%
Exxon Corporation                                                2,000                     153
Mobil Corporation                                                3,000                     302
Royal Dutch Petroleum Company                                    4,900                     602
Woodside Petroleum, Ltd.                                       104,000                     497
YPF Sociedad Anonima ADR                                        24,000                     411
                                                                                  ------------
                                                                                         1,965
OIL - NORTH AMERICAN EXPLORATION
   & PRODUCTION 0.2%
Apache Corporation                                               7,100                     181
Barrett Resources Corporation (b)                               10,000                     233
                                                                                  ------------
                                                                                           414
PAPER & FOREST PRODUCTS 0.4%
Carter Holt Harvey, Ltd.                                       128,000                     305
Fletcher Challenge, Ltd. Forestry Division                     363,000                     500
Fletcher Challenge, Ltd. Ordinary Division                      23,000                      61
Kimberly-Clark Corporation                                       3,000                     218
                                                                                  ------------
                                                                                         1,084
POLLUTION CONTROL 0.1%
Browning-Ferris Industries, Inc.                                 5,100                     149

PRECIOUS METAL/GEM/STONE 0.2%
Anglo American Corporation of
   South Africa, Ltd. ADR                                        8,000                     454

REAL ESTATE 0.5%
Amoy Properties, Ltd.                                          502,000                     484
Malayan Credit, Ltd.                                            54,000                      99
TOC Company, Ltd.                                               70,000                     654
                                                                                  ------------
                                                                                         1,237


                       See notes to financial statements.

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)              October 31, 1995

                                                             SHARES OR                VALUE
                                                             PRINCIPAL               (NOTE 2)
                                                              AMOUNT              (In Thousands)
                                                             ---------            --------------
RETAIL - DEPARTMENT STORE 0.2%
Dollar Tree Stores, Inc. (b)                                     7,000            $        189
May Department Stores Company                                    9,600                     377
                                                                                  ------------
                                                                                           566
RETAIL - DISCOUNT & VARIETY 0.1%
Toys 'R' Us, Inc. (b)                                           15,300                     335

RETAIL - FOOD CHAIN 0.3%
Albertson's, Inc.                                               21,400                     712

RETAIL - RESTAURANT 0.2%
Lone Star Steakhouse & Saloon, Inc. (b)                          4,500                     174
Papa John's International, Inc. (b)                              3,000                     116
Starbucks Corporation (b)                                        6,000                     235
                                                                                  ------------
                                                                                           525
RETAIL - SPECIALTY 2.5%
BT Office Products International, Inc. (b)                      30,000                     386
CUC International, Inc.                                         15,000                     519
Casey's General Stores, Inc.                                    10,000                     230
CompUSA, Inc. (b)                                               10,000                     383
Corporate Express, Inc.                                        121,750                   3,181
Discount Auto Parts, Inc. (b)                                   14,000                     374
Insight Enterprises, Inc. (b)                                    3,000                      53
Just For Feet, Inc. (b)                                         15,000                     354
The Limited, Inc.                                               18,100                     333
Staples, Inc.                                                   15,000                     399
Viking Office Products, Inc. (b)                                 9,200                     409
                                                                                  ------------
                                                                                         6,621
SAVINGS & LOAN 0.2%
H.F. Ahmanson & Company                                         24,000                     600

SHIPPING 0.1%
Teekay Shipping Corporation                                     15,000                     349

SHOE & APPAREL MANUFACTURING 0.3%
Nautica Enterprises, Inc. (b)                                    6,000                     206
NIKE, Inc. Class B                                               7,000                     398
Saha Union PCL (Fgn Reg)                                       250,000                     298
                                                                                  ------------
                                                                                           902
TELECOMMUNICATION 0.5%
Nippon Telegraph & Telephone Corporation                            47                     387
Telecommunicacoes Brasileiras S.A. ADR                           9,000                     363
Telefonica de Espana S.A.                                       35,000                     442
                                                                                  ------------
                                                                                         1,192
TELECOMMUNICATION EQUIPMENT 1.9%
ADC Telecommunications, Inc.                                     6,000                     240
Nokia Corporation ADR A                                         21,900                   1,221
Octel Communications Corporation (b)                            93,200                   3,180
StrataCom, Inc.                                                  4,000                     246
Tellabs, Inc.                                                    5,000                     170
                                                                                  ------------
                                                                                         5,057
TELECOMMUNICATION SERVICE 0.6%
AirTouch Communications (b)                                     15,000                     427
DDI Corporation                                                     55                     447
MCI Communications Corporation                                  23,500                     586
WorldCom, Inc. (b)                                               4,800                     157
                                                                                  ------------
                                                                                         1,617
TELEPHONE 0.2%
Cincinnati Bell, Inc.                                           10,000                     294
Telefonos de Mexico S.A. ADR Series L                            6,500                     179
                                                                                  ------------
                                                                                           473
                                                                                  ------------
TOTAL COMMON STOCKS (COST $83,646)                                                      91,495

CONVERTIBLE PREFERRED STOCKS 0.1%
Westinghouse Electric Corporation $1.30
   (Acquired 5/02/95; Cost $369) (d)                            25,000            $        359

NON-CONVERTIBLE PREFERRED STOCKS 0.6%
SAP AG (Cost $861)                                              10,400                   1,593

CORPORATE BONDS 26.3%
Asarco, Inc. Debentures, 8.50%, Due 5/01/25               $      1,090                   1,204
Bankers Life Holding Corporation Senior
   Subordinated Notes, Series B, 13.00%,
   Due 11/01/02                                                  5,045                   5,676
Bell Cablemedia PLC Senior Discount Notes,
   Zero %, Due 9/15/05
   (Acquired 9/22/95; Cost $1,148) (d)                           2,000                   1,200
Centex Corporation Subordinated Notes,
   7.375%, Due 6/01/05                                           3,000                   2,967
Dr. Pepper/Seven-Up Companies, Inc. Senior
   Subordinated Notes, Zero %, Due 11/01/02
   (Rate Reset Effective 11/01/97)                               2,690                   2,488
Federated Department Stores, Inc. Senior Notes,
   10.00%, Due 2/15/01                                           5,300                   5,711
Kaufman & Broad Home Corporation Senior Notes,
   10.375%, Due 9/01/99                                          1,000                   1,020
Lehman Brothers Holdings, Inc. Senior Notes,
   8.80%, Due 3/01/15                                            3,750                   4,183
MBL International Finance Bermuda Trust
   Convertible Notes, 3.00%, Due 11/20/02                          310                     322
Magma Copper Company Senior
   Subordinated Notes, 8.70%, Due 5/15/05                        5,000                   5,025
News America Holdings, Inc. Senior Debentures,
   7.75%, Due 2/01/24                                            2,000                   2,008
Owens-Illinois, Inc. Senior Debentures,
   11.00%, Due 12/01/03                                          2,000                   2,223
Ralston Purina Company Debentures,
   7.875%, Due 6/15/25                                           2,000                   2,098
Riggs National Corporation Subordinated Notes,
   8.50%, Due 2/01/06                                            1,000                   1,025
SCI Television, Inc. Senior Secured Notes,
   11.00%, Due 6/30/05                                           2,500                   2,656
Santa Fe Pacific Gold Corporation Senior
   Debentures, 8.375%, Due 7/01/05                               2,770                   2,798
Tele-Communications, Inc. Non-Redeemable
   Senior Debentures, 10.125%, Due 4/15/22                         600                     731
Time Warner, Inc. Debentures,
   9.125%, Due 1/15/13                                           3,550                   3,897
Time Warner, Inc. Floating Rate Notes,
   6.835%, Due 8/15/00                                           9,025                   9,071
Viacom, Inc. Senior Notes, 7.75%, Due 6/01/05                   11,905                  12,247
                                                                                  ------------
TOTAL CORPORATE BONDS (COST $66,352)                                                    68,550

NON-AGENCY MORTGAGE &
   ASSET-BACKED SECURITIES 12.3%
Chase Mortgage Finance Corporation Mortgage
   Pass-Thru Certificates, Series 1990-G,
   Class A-Z1, 9.50%, Due 12/25/21                               1,356                   1,383
First Boston Mortgage Securities Corporation
   Mortgage Pass-Thru Certificates, Series 1993-2,
   Class A-3, 7.50%, Due 3/25/33                                 3,029                   3,068
First Boston Mortgage Securities Corporation
   Mortgage Pass-Thru Certificates,
   Series 1994-MHC1, Class A-1X, Interest Only,
   1.8621%, Due 4/25/11                                         20,189                   1,776


                       See notes to financial statements.

                                                             SHARES OR                VALUE
                                                             PRINCIPAL               (NOTE 2)
                                                              AMOUNT              (In Thousands)
                                                             ---------            --------------
Green Tree Financial Corporation Manufactured
   Housing Senior Subordinated Pass-Thru
   Certificates, Series 1993-3, Class A-1,
   4.60%, Due 10/15/18                                    $        376            $        374
Green Tree Securitized Net Interest Margin
   Trust Certificates, Series 1995-A,
   7.25%, Due 7/15/05                                            1,854                   1,865
Lennar U.S. Partners, Ltd. Partnership Structured
   Variable Rate Notes, Series 1995-1, Class E, 9.75%,
   Due 5/15/05 (Acquired 9/27/95; Cost $5,509) (d)               5,500                   5,524
MDC Asset Investors Trust V Collateralized
   Mortgage Obligation, Class V-2, 9.325%,
   Due 12/01/17                                                    205                     210
Merrill Lynch Mortgage Investors, Inc.
   Manufactured Housing Contract
   Pass-Thru Certificates:
   Series 1987-C, 10.10%, Due 11/15/07                           2,484                   2,688
   Series 1992-E, Class B, 5.85%, Due 8/15/12                      781                     777
Merrill Lynch Mortgage Investors, Inc.
   Senior Subordinated Variable Rate
   Pass-Thru Certificates:
   Series 1994-F, Class M, 6.875%, Due 3/15/24                   3,000                   2,761
   Series 1994-H, Class M, 6.875%, Due 6/15/19                   1,000                     920
RTC Variable Rate Mortgage Pass-Thru
   Securities, Inc., Series 1995-2, Class A-1B,
   7.15%, Due 5/25/29                                            3,000                   3,000
Ryland Mortgage Securities Corporation III
   Variable Rate Collateralized Mortgage Bonds,
   Series 1992-C, Class 3-A, 11.8055%, Due 11/25/30                828                     862
U.S. Home Equity Loan Asset Backed Certificates,
   Series 1991-2, Class B, 9.125%, Due 4/15/21                   2,200                   2,307
Westam Mortgage Financial Corporation
   Collateralized Mortgage Bonds, Series 10,
   Class 10-D, Principal Only, Due 7/26/18                       7,811                   4,457
                                                                                  ------------
TOTAL NON-AGENCY MORTGAGE &
   ASSET-BACKED SECURITIES (COST $31,080)                                               31,972

UNITED STATES GOVERNMENT AND
   AGENCY ISSUES 15.2%
FHLMC Guaranteed Pass-Thru Certificates:
   9.50%, Due 1/01/06                                              212                     224
   10.25%, Due 3/01/15                                             213                     231
   10.50%, Due 1/01/16                                              48                      53
FHLMC Guaranteed Multiclass Mortgage
   Participation Certificates:
   Series 1181, Class 1181-G, 7.50%, Due 8/15/05                   744                     755
   Series 1257, Class 1257-J, 7.00%, Due 4/15/07                   674                     667
FHLMC Guaranteed Multiclass Variable Rate
   Mortgage Participation Certificates, Series 1544,
   Class 1544-TA, 5.733%, Due 7/15/08                            1,481                   1,471
FNMA Guaranteed Real Estate Mortgage
   Investment Conduit Pass-Thru Certificates:
   6.50%, Due 9/01/08                                            2,255                   2,249
   11.00%, Due 10/01/00 thru 11/01/00                              261                     274
   13.00%, Due 10/01/15                                         12,079                  13,977
FNMA Guaranteed Real Estate Mortgage
   Investment Conduit Pass-Thru Certificates:
   Series 1989-1, Class 1-D, 10.30%, Due 1/25/19                 2,105                   2,409
   Series 1992-137, Class BA, 3.50%, Due 1/25/17                   673                     642
FNMA Guaranteed Real Estate Mortgage
   Investment Conduit Variable Rate
   Pass-Thru Certificates:
   Series G92-61, Class FJ, 6.233%, Due 10/25/22                   605                     604
   Series 1992-187, Class SA, 8.40%, Due 10/25/07                2,290                   2,115
FNMA Stripped Mortgage-Backed Securities
   Trust 25, Class 1, 6.00%, Due 2/25/13                           906                     868
Federal Home Loan Bank Consolidated Bonds,
   Series IK, 5.750%, Due 4/21/97                         $      2,620            $      2,604
GNMA Guaranteed Pass-Thru Certificates,
   10.25%, Due 10/15/98                                             54                      56
Small Business Administration Guaranteed
   Loan Pool #440019, Interest Only Custodial
   Receipts, Series 1993-1A, 2.531%, Due 2/15/18                23,421                   2,921
United States Treasury Notes:
   5.875%, Due 7/31/97                                             710                     713
   6.50%, Due 8/15/05                                            6,500                   6,734
                                                                                  ------------
TOTAL UNITED STATES GOVERNMENT AND
   AGENCY ISSUES (COST $39,061)                                                         39,567

OPTION 0.3%
Merrill Lynch Swaption (The option to receive a
   fixed rate of interest of 7.75%; exercisable at a
   strike price of 100 beginning 4/09/04 and expiring
   4/09/25.  Putable on 11/16/95.) (Cost $440)                   9,500                     660

CASH EQUIVALENTS (a) 9.7%
COMMERCIAL PAPER 7.8%
DISCOUNTED 7.7%
Baxter International, Inc.
   Due 11/01/95                                                  7,600                   7,600
ITT Corporation (Acquired 10/26/95; Cost $12,478)
   Due 11/06/95 (d)                                             12,500                  12,490
                                                                                  ------------
                                                                                        20,090
INTEREST BEARING, DUE UPON DEMAND 0.1%
Southwestern Bell Telephone Company, 5.45%                         262                     262
Warner Lambert Company, 5.44%                                       23                      23
                                                                                  ------------
                                                                                           285
                                                                                  ------------
Total Commercial Paper                                                                  20,375

TAXABLE MUNICIPAL DAILY VARIABLE
   RATE PUT BONDS 0.9%
Maine Regional Waste System, Inc. Solid Waste
   Recovery Revenue, 6.05%                                         280                     280
State Industrial Development Authority of Alabama
   Industrial Development Revenue - Tee Jays
   Manufacturing Company, Inc. Project, 6.00%                    2,025                   2,025
                                                                                  ------------
                                                                                         2,305
UNITED STATES GOVERNMENT ISSUES 1.0%
   United States Treasury Bills:
   Due 11/09/95 (c)                                                 25                      25
   Due 11/16/95                                                    570                     569
   Due 12/07/95 (c)                                              1,000                     995
   Due 12/14/95                                                    225                     223
   Due 1/11/96 (c)                                                 875                     866
   Due 1/18/96 (c)                                                  25                      25
                                                                                  ------------
                                                                                         2,703
                                                                                  ------------
Total Cash Equivalents (Cost $25,383)                                                   25,383
                                                                                  ------------
TOTAL INVESTMENTS IN SECURITIES
   (COST $247,192) 99.6%                                                               259,579
Other Assets and Liabilities, Net 0.4%                                                   1,143
                                                                                  ------------
NET ASSETS 100.0%                                                                     $260,722
                                                                                  ============

FUTURES
-------
                                                           UNDERLYING               UNREALIZED
                                                           FACE AMOUNT             APPRECIATION
                                       EXPIRATION           AT VALUE              (DEPRECIATION)
                                          DATE           (In Thousands)           (In Thousands)
Purchased:
   50   S&P 500 Futures                  12/95               $14,596                  ($148)
Sold:
  115   Five-Year U.S. Treasury Notes    12/95                12,458                   (127)
   66   Ten-Year U.S. Treasury Notes     12/95                 7,361                   (120)


                       See notes to financial statements.

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)              October 31, 1995

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                                                                                    UNREALIZED
                                                              VALUE                APPRECIATION
                                       SETTLEMENT            IN USD               (DEPRECIATION)
                                          DATE           (In Thousands)           (In Thousands)
                                       ----------        --------------           --------------
Sold:
      4,344,925         DEM           11/13/95                $3,088                  ($130)
        760,000         DEM           11/15/95                   540                    (30)
      1,338,000         DEM           12/21/95                   954                    (25)
     24,625,000         FRF            4/25/96                 5,036                    (36)
    397,315,000         JPY           11/13/95                 3,899                     82

                                                    Percentage of
                                                     Net Assets
COUNTRY DIVERSIFICATION                             -------------
United States . . . . . . . . . . . . . . . . . . . . . 89.2%
United Kingdom  . . . . . . . . . . . . . . . . . . . .  1.6%
Japan . . . . . . . . . . . . . . . . . . . . . . . . .  1.4%
Australia . . . . . . . . . . . . . . . . . . . . . . .  1.0%
Singapore . . . . . . . . . . . . . . . . . . . . . . .  0.9%
Germany . . . . . . . . . . . . . . . . . . . . . . . .  0.6%
Hong Kong . . . . . . . . . . . . . . . . . . . . . . .  0.6%
New Zealand . . . . . . . . . . . . . . . . . . . . . .  0.5%
Finland . . . . . . . . . . . . . . . . . . . . . . . .  0.5%
Switzerland . . . . . . . . . . . . . . . . . . . . . .  0.4%
Thailand  . . . . . . . . . . . . . . . . . . . . . . .  0.4%
Italy . . . . . . . . . . . . . . . . . . . . . . . . .  0.3%
Indonesia . . . . . . . . . . . . . . . . . . . . . . .  0.3%
France  . . . . . . . . . . . . . . . . . . . . . . . .  0.2%
Sweden  . . . . . . . . . . . . . . . . . . . . . . . .  0.2%
Netherlands . . . . . . . . . . . . . . . . . . . . . .  0.2%
South Africa  . . . . . . . . . . . . . . . . . . . . .  0.2%
Spain . . . . . . . . . . . . . . . . . . . . . . . . .  0.2%
Malaysia  . . . . . . . . . . . . . . . . . . . . . . .  0.2%
Argentina . . . . . . . . . . . . . . . . . . . . . . .  0.2%
Brazil  . . . . . . . . . . . . . . . . . . . . . . . .  0.1%
Ireland . . . . . . . . . . . . . . . . . . . . . . . .  0.1%
Norway  . . . . . . . . . . . . . . . . . . . . . . . .  0.1%
Mexico  . . . . . . . . . . . . . . . . . . . . . . . .  0.1%
Denmark . . . . . . . . . . . . . . . . . . . . . . . .  0.1%
Other Assets and Liabilities  . . . . . . . . . . . . .  0.4%
                                                       ------
Total . . . . . . . . . . . . . . . . . . . . . . . .  100.0%
                                                       ======

STRONG AMERICAN UTILITIES FUND

                                                             SHARES OR                VALUE
                                                             PRINCIPAL               (NOTE 2)
                                                              AMOUNT              (In Thousands)
                                                            -----------           --------------
COMMON STOCKS 90.3%
ELECTRIC UTILITIES 31.2%
American Electric Power Company, Inc.                          170,000            $      6,481
Boston Edison Company                                           97,000                   2,655
CMS Energy Corporation                                         219,500                   6,064
DPL, Inc.                                                        2,000                      47
Duke Power Company                                              15,000                     671
Eastern Utilities Associates                                     6,000                     141
General Public Utilities Corporation                            12,000                     375
NIPSCO Industries, Inc.                                          9,500                     347
P P & L Resources, Inc.                                         55,000                   1,237
PECO Energy Company                                            102,000                   2,983
Pinnacle West Capital Corporation                                6,000                     165
SCANA Corporation                                              109,000                   2,766
The Southern Company                                            77,000                   1,838
TECO Energy                                                    120,000                   2,835
                                                                                  ------------
                                                                                        28,605

ENERGY RELATED 10.2%
Amoco Corporation                                               16,100            $      1,028
Anadarko Petroleum Corporation                                     500                      22
British Petroleum PLC ADR                                        5,600                     494
Camco International, Inc.                                       10,000                     229
Chevron Corporation                                              1,500                      70
Exxon Corporation                                               19,000                   1,451
Imperial Oil, Ltd.                                              46,000                   1,679
Kerr McGee Corporation                                          17,500                     965
Mobil Corporation                                                2,700                     272
Pennzoil Company                                                12,500                     472
Schlumberger, Ltd.                                              12,000                     747
Shell Transport & Trading ADR                                    9,120                     650
Texaco, Inc.                                                    14,600                     995
USX-Marathon Group                                              16,500                     293
                                                                                  ------------
                                                                                         9,367
GAS UTILITIES 9.9%
ENSERCH Corporation                                             21,600                     313
MCN Corporation                                                138,000                   3,001
Questar Corporation                                             35,000                   1,054
Southwestern Energy Corporation                                 43,000                     538
The Williams Companies, Inc.                                   107,000                   4,133
                                                                                  ------------
                                                                                         9,039
OTHER UTILITIES 0.9%
American Water Works Company, Inc.                              27,000                     861

RAILROAD 0.7%
Union Pacific Corporation                                        9,500                     621

TELECOMMUNICATION 37.4%
AT&T Corporation                                                61,000                   3,904
AirTouch Communications                                         16,500                     470
Ameritech Corporation                                          168,000                   9,072
Bell Atlantic Corporation                                       75,000                   4,772
BellSouth Corporation                                           10,000                     765
GTE Corporation                                                 95,000                   3,919
Pacific Telesis Group                                           63,000                   1,914
SBC Communications, Inc.                                       108,000                   6,035
US WEST Communications, Inc.                                    73,000                   3,477
                                                                                  ------------
                                                                                        34,328
                                                                                  ------------
TOTAL COMMON STOCKS (COST $72,221)                                                      82,821

CASH EQUIVALENTS (a) 9.6%
COMMERCIAL PAPER
DISCOUNTED 6.2%
Baxter International, Inc.
   Due 11/01/95                                           $      3,000                   3,000
Cooper Industries, Inc.
   Due 11/01/95                                                  2,700                   2,700
                                                                                  ------------
                                                                                         5,700
INTEREST BEARING, DUE UPON DEMAND 3.4%
General Mills, Inc., 5.46%                                          60                      60
Eli Lilly & Company, 5.30%                                         200                     200
Pitney Bowes Credit Corporation, 5.47%                             199                     199
Sara Lee Corporation, 5.45%                                      2,136                   2,136
Southwestern Bell Telephone Company, 5.45%                         403                     403
Warner Lambert Company, 5.44%                                       79                      79
Wisconsin Electric Power Company, 5.51%                             34                      34
                                                                                  ------------
                                                                                         3,111
                                                                                  ------------
Total Cash Equivalents (Cost $8,811)                                                     8,811

TOTAL INVESTMENTS IN SECURITIES
   (COST $81,032) 99.9%                                                                 91,632
Other Assets and Liabilities, Net 0.1%                                                      64
                                                                                  ------------
NET ASSETS 100.0%                                                                 $     91,696
                                                                                  ============





                       See notes to financial statements.

STRONG TOTAL RETURN FUND

                                                             SHARES OR                VALUE
                                                             PRINCIPAL               (NOTE 2)
                                                              AMOUNT              (In Thousands)
                                                             ---------            --------------
COMMON STOCKS 79.5%
AEROSPACE & DEFENSE  1.7%
Boeing Company                                                  60,000            $      3,937
The B.F. Goodrich Company                                      110,000                   7,246
                                                                                  ------------
                                                                                        11,183
AGRICULTURAL OPERATIONS 0.7%
Pioneer Hi-Bred International, Inc.                            100,000                   4,963

AUTO & TRUCK PARTS 0.3%
Exide Corporation                                               50,000                   2,194

BANK - MONEY CENTER 1.6%
BankAmerica Corporation                                         75,000                   4,312
Citicorp                                                       100,000                   6,487
                                                                                  ------------
                                                                                        10,799
BANK - REGIONAL 1.5%
First Bank System, Inc.                                        135,000                   6,716
Firstar Corporation                                            100,000                   3,538
                                                                                  ------------
                                                                                        10,254
BANK - SUPER REGIONAL 1.7%
First Interstate Bancorp                                        60,000                   7,740
Mellon Bank Corporation                                         75,000                   3,759
                                                                                  ------------
                                                                                        11,499
BEVERAGE - SOFT DRINK 1.8%
The Coca-Cola Company                                           80,000                   5,750
PepsiCo, Inc.                                                  125,000                   6,594
                                                                                  ------------
                                                                                        12,344
BROKERAGE & INVESTMENT MANAGEMENT 0.2%
Omega Healthcare Investors, Inc.                                54,400                   1,380

CHEMICAL 1.6%
Monsanto Company                                               100,000                  10,475

CHEMICAL - SPECIALTY 0.9%
Hercules, Inc.                                                 110,000                   5,871

COMMERCIAL SERVICE 0.3%
Paychex, Inc.                                                   40,000                   1,735

COMPUTER - MAINFRAME 0.7%
International Business Machines Corporation                     50,000                   4,862

COMPUTER - PERSONAL & WORKSTATION 3.5%
Compaq Computer Corporation (b)                                 75,000                   4,181
Digital Equipment Corporation (b)                              100,000                   5,412
Hewlett-Packard Company                                        125,000                  11,578
Sun Microsystems, Inc. (b)                                      30,000                   2,340
                                                                                  ------------
                                                                                        23,511
COMPUTER SERVICE 1.4%
Bell & Howell Holdings Company (b)                              50,000                   1,250
General Motors Corporation Class E                              50,000                   2,356
National Data Corporation                                      220,000                   5,830
                                                                                  ------------
                                                                                         9,436
COMPUTER SOFTWARE 5.4%
Bay Networks, Inc. (b)                                          75,000                   4,969
Cisco Systems, Inc. (b)                                        135,000                  10,463
Informix Corporation                                           275,000                   8,009
Microsoft Corporation (b)                                       60,000                   6,000
3Com Corporation                                               150,000                   7,050
                                                                                  ------------
                                                                                        36,491
CONSUMER - MISCELLANEOUS 0.9%
Service Corporation International                              150,000                   6,019

COSMETIC & PERSONAL CARE 0.8%
The Gillette Company                                           110,000                   5,321

DIVERSIFIED OPERATIONS 1.1%
Alco Standard Corporation                                       85,000            $      7,523

ELECTRIC POWER 0.7%
SCANA Corporation                                              100,000                   2,538
The Southern Company                                           100,000                   2,388
                                                                                  ------------
                                                                                         4,926
ELECTRONICS - SEMICONDUCTOR/
  COMPONENT 1.8%
Altera Corporation                                              50,000                   3,025
Intel Corporation                                               75,000                   5,241
Micron Technology, Inc.                                         50,000                   3,531
                                                                                  ------------
                                                                                        11,797
FOOD 0.9%
General Mills, Inc.                                            100,000                   5,737

HEALTHCARE - BIOMEDICAL/GENETIC 0.4%
Gilead Sciences, Inc. (b)                                      130,000                   2,535

HEALTHCARE - DRUG/DIVERSIFIED 10.2%
Abbott Laboratories                                            125,000                   4,969
American Home Products Corporation                             120,000                  10,635
Biovail Corporation International (b)                           90,000                   3,487
Johnson & Johnson                                              130,000                  10,595
Merck & Company, Inc.                                          200,000                  11,500
Pfizer, Inc.                                                   190,000                  10,901
Schering-Plough Corporation                                    110,000                   5,899
Upjohn Company                                                 200,000                  10,150
                                                                                  ------------
                                                                                        68,136
HEALTHCARE - INSTRUMENTATION 1.9%
Medtronic, Inc.                                                220,000                  12,705

HEALTHCARE - PATIENT CARE 1.5%
Columbia/HCA Healthcare Corporation                            110,000                   5,404
United Healthcare Corporation                                   85,000                   4,516
                                                                                  ------------
                                                                                         9,920
HOUSING RELATED 0.4%
Danaher Corporation                                             80,000                   2,480

INSURANCE - DIVERSIFIED 2.2%
CIGNA Corporation                                               70,000                   6,939
Travelers Corporation                                          150,000                   7,575
                                                                                  ------------
                                                                                        14,514
INSURANCE - MULTI-LINE 1.7%
MGIC Investment Corporation                                    200,000                  11,375

INSURANCE - PROPERTY & CASUALTY 1.1%
American International Group, Inc.                              90,000                   7,594

MACHINERY - AGRICULTURE 1.1%
Deere & Company                                                 85,000                   7,597

MACHINERY - CONSTRUCTION & MINING 0.8%
Caterpillar, Inc.                                              100,000                   5,613

METALS & MINING 1.3%
Aluminum Company of America                                    100,000                   5,100
Phelps Dodge Corporation                                        60,000                   3,803
                                                                                  ------------
                                                                                         8,903
MORTGAGE & RELATED SERVICE 2.3%
Countrywide Credit Industries, Inc.                             75,000                   1,659
Federal National Mortgage Association                           60,000                   6,292
Green Tree Financial Corporation                               270,000                   7,189
                                                                                  ------------
                                                                                        15,140





                       See notes to financial statements.

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)              October 31, 1995

                                                             SHARES OR                VALUE
                                                             PRINCIPAL               (NOTE 2)
                                                              AMOUNT              (In Thousands)
                                                             ---------            --------------
NATURAL GAS DISTRIBUTION 1.9%
Panhandle Eastern Corporation                                  150,000            $      3,787
The Williams Companies, Inc.                                   225,000                   8,691
                                                                                  ------------
                                                                                        12,478
OFFICE AUTOMATION 0.6%
Xerox Corporation                                               30,000                   3,893

OIL - INTERNATIONAL INTEGRATED 2.6%
Exxon Corporation                                              100,000                   7,638
Mobil Corporation                                              100,000                  10,075
                                                                                  ------------
                                                                                        17,713
OIL WELL EQUIPMENT & SERVICE 0.5%
Halliburton Company                                             75,000                   3,113

PAPER & FOREST PRODUCTS 1.1%
Kimberly-Clark Corporation                                     100,000                   7,263

RAILROAD 0.9%
Consolidated Rail Corporation                                   50,000                   3,437
Wisconsin Central Transportation Corporation (b)                47,500                   2,862
                                                                                  ------------
                                                                                         6,299
RETAIL - DRUG STORE 0.8%
Walgreen Company                                               200,000                   5,700

RETAIL - FOOD CHAIN 1.6%
Albertson's, Inc.                                              175,000                   5,819
Safeway, Inc. (b)                                              110,000                   5,197
                                                                                  ------------
                                                                                        11,016
RETAIL - MAJOR CHAIN 1.0%
Dayton Hudson Corporation                                       50,000                   3,438
Sears, Roebuck & Company                                       100,000                   3,400
                                                                                  ------------
                                                                                         6,838
RETAIL - SPECIALTY 3.0%
CUC International, Inc.                                        175,000                   6,059
Corporate Express, Inc.                                        175,000                   4,572
Jan Bell Marketing, Inc. Warrants (b)                            1,181                      --
Just For Feet, Inc. (b)                                        175,000                   4,134
Staples, Inc.                                                  200,000                   5,325
                                                                                  ------------
                                                                                        20,090
SAVINGS & LOAN 1.3%
H.F. Ahmanson & Company                                        200,000                   5,000
Great Western Financial Corporation                            150,000                   3,394
                                                                                  ------------
                                                                                         8,394
SHOE & APPAREL MANUFACTURING 1.3%
NIKE, Inc. Class B                                             150,000                   8,512

SOAP & CLEANING PREPARATION 1.1%
The Procter & Gamble Company                                    90,000                   7,290

TELECOMMUNICATION EQUIPMENT 2.2%
ADC Telecommunications, Inc.                                    50,000                   2,000
Nokia Corporation ADR A                                         50,000                   2,788
StrataCom, Inc.                                                100,000                   6,150
Tellabs, Inc.                                                  120,000                   4,080
                                                                                  ------------
                                                                                        15,018
TELEPHONE 3.9%
Ameritech Corporation                                          130,000                   7,020
BellSouth Corporation                                          110,000                   8,415
Cincinnati Bell, Inc.                                          250,000                   7,344
US WEST Communications, Inc.                                    75,000                   3,572
                                                                                  ------------
                                                                                        26,351
TOBACCO 1.3%
Philip Morris Companies, Inc.                                  100,000                   8,450
                                                                                  ------------
TOTAL COMMON STOCKS (COST $466,420)                                                    533,250

CONVERTIBLE PREFERRED STOCKS 2.6%
Alco Standard Corporation Series AA $2.375                      12,500            $      1,244
Alco Standard Corporation Series BB $5.04                       22,800                   2,024
Ceridian Corporation 5.50%                                      50,000                   4,875
Citicorp Series 13 $5.375                                       15,000                   2,685
Delta Airlines, Series C $3.50                                  75,000                   4,162
Merrill Lynch Company, Inc. Strypes, 6.50%,
   Due 8/15/98 (Exchangeable for MGIC
   Investment Corporation Common Stock)                         41,000                   2,209
                                                                                  ------------
   TOTAL CONVERTIBLE PREFERRED STOCKS
   (COST $14,285)                                                                       17,199

CORPORATE BONDS 3.3%
American Home Products Corporation Notes,
   7.90%, Due 2/15/05                                     $      3,000                   3,275
First Data Corporation Notes, 6.75%,
   Due 7/15/05                                                   3,000                   3,033
News America Holdings, Inc. Senior Notes,
   7.50%, Due 3/01/00                                            2,000                   2,073
Ralston Purina Company Debentures,
   7.875%, Due 6/15/25                                           2,000                   2,098
Time Warner, Inc. Floating Rate Notes,
   6.835%, Due 8/15/00                                           9,000                   9,046
USX-Marathon Group Debentures,
   9.125%, Due 1/15/13                                           2,000                   2,239
                                                                                  ------------
TOTAL CORPORATE BONDS (COST $21,190)                                                    21,764

CONVERTIBLE BONDS 4.7%
Danka Business Systems PLC Convertible
   Subordinated Notes, 6.75%, Due 4/01/02
   (Acquired 3/06/95 - 6/13/95; Cost $8,209) (d)                 8,000                  10,580
First Financial Management Corporation Senior
   Convertible Debentures, 5.00%, Due 12/15/99                   6,000                   9,240
LSI Logic Corporation Convertible Subordinated
   Notes, 5.50%, Due 3/15/01 (Acquired
   12/15/94 - 9/05/95; Cost $3,692) (d)                          1,400                   5,475
Staples, Inc. Convertible Subordinated Debentures,
   4.50%, Due 10/01/00 (Acquired 9/12/95;
   Cost $2,000) (d)                                              2,000                   2,045
3Com Corporation Convertible Subordinated Notes,
   10.25%, 11/01/01 (Acquired 3/14/95 - 10/05/95;
   Cost $2,516) (d)                                              2,000                   3,250
United States Filter Corporation Convertible
   Subordinated Notes, 6.00%, Due 9/15/05
   (Aquired 9/13/95; Cost $1,000) (d)                            1,000                   1,056
                                                                                  ------------
TOTAL CONVERTIBLE BONDS (COST $23,071)                                                  31,646

UNITED STATES GOVERNMENT ISSUES 1.4%
United States Treasury Bonds,
   7.625%, Due 2/15/25                                           4,000                   4,648
United States Treasury Notes,
   5.625%, Due 10/31/97                                          5,000                   5,003
                                                                                  ------------
TOTAL UNITED STATES GOVERNMENT ISSUES
   (COST $9,494)                                                                         9,651

OPTIONS 0%
MGIC Investment Corporation Call
   Options (Strike Price is $64.718.  Expiration
   date is 12/20/95.)                                            1,000                    (50)
MGIC Investment Corporation Put
   Options (Strike Price is $54.727.  Expiration
   Date is 12/20/95.)                                            1,000                     134
                                                                                  ------------
TOTAL OPTIONS (COST $0)                                                                     84





                       See notes to financial statements.

                                                             SHARES OR                VALUE
                                                             PRINCIPAL               (NOTE 2)
                                                              AMOUNT              (In Thousands)
                                                             ---------            --------------
CASH EQUIVALENTS (a) 11.1%
COMMERCIAL PAPER
DISCOUNTED 10.8%
Baxter International, Inc.
   Due 11/01/95                                                $12,900            $     12,900
Burlington Northern Railroad Company
   Due 11/14/95                                                  6,000                   5,987
Cole Taylor Finance Company
   Due 11/08/95                                                  8,500                   8,490
   Due 11/10/95                                                  8,064                   8,052
Cooper Industries, Inc.
   Due 11/01/95                                                 15,100                  15,100
Darden Restaurants, Inc.
   Due 11/03/95                                                 10,000                   9,997
ITT Corporation (Acquired 10/26/95;
   Cost $7,986) Due 11/06/95 (d)                                 8,000                   7,993
Salomon, Inc.
   Due 11/06/95                                                  4,000                   3,997
                                                                                  ------------
                                                                                        72,516
INTEREST BEARING, DUE UPON DEMAND 0.3%
General Mills, Inc., 5.46%                                         137                     137
Pitney Bowes Credit Corporation, 5.47%                             158                     158
Sara Lee Corporation, 5.45%                                        980                     980
Southwestern Bell Telephone Company, 5.45%                         793                     793
Warner Lambert Company, 5.44%                                      206                     206
Wisconsin Electric Power Company, 5.51%                             10                      10
                                                                                  ------------
                                                                                         2,284
                                                                                  ------------
Total Cash Equivalents (Cost $74,800)                                                   74,800
                                                                                  ------------
TOTAL INVESTMENTS IN SECURITIES
   (COST $609,260) 102.6%                                                              688,394
Other Assets and Liabilities, Net (2.6%)                                               (17,436)
                                                                                  ------------
NET ASSETS 100.0%                                                                     $670,958
                                                                                  ============

OPTIONS

                                                                                     PREMIUMS
                                                              NUMBER              (In Thousands)
                                                             ---------            --------------
Options outstanding at Beginning of Period                           0            $         --
Options written during the period                                1,000                     119
Options cancelled in closing purchase transactions                   0                      --
                                                          ------------            ------------
Options outstanding at End of Period                             1,000            $        119
                                                          ============            ============

                                                           PERCENTAGE OF
COUNTRY DIVERSIFICATION                                     NET ASSETS
                                                           -------------
United States . . . . . . . . . . . . . . . . . . . . . .       82.6%
United Kingdom  . . . . . . . . . . . . . . . . . . . . .       16.0%
Finland . . . . . . . . . . . . . . . . . . . . . . . . .        4.0%
Other Assets and Liabilities  . . . . . . . . . . . . . .       (2.6%)
                                                               ------
Total . . . . . . . . . . . . . . . . . . . . . . . . . .      100.0%
                                                               ======


LEGEND
(a) Cash equivalents include any security which has a maturity of less than one year.
(b)  Non-income producing security.
(c)  Security pledged to cover margin requirements for futures contracts.
(d)  Restricted security.

     All principal amounts and costs are stated in thousands.
     Percentages are stated as a percent of net assets.

CURRENCY ABBREVIATIONS
DEM   German Mark
FRF   French Franc
JPY   Japanese Yen





                      See notes to financial statements.

STATEMENTS OF OPERATIONS

For the Period Ended October 31, 1995 (Note 1)


                                        (In Thousands)


                                        STRONG ASSET            STRONG AMERICAN         STRONG TOTAL
                                        ALLOCATION FUND          UTILITIES FUND         RETURN FUND
                                        ---------------         ---------------         ------------
INCOME:
  Dividends                             $   797                 $  2,146                $   8,013
  Interest                               10,276                      213                    4,169
                                        -------                  -------                 --------
  Total Income                           11,073                    2,359                   12,182


EXPENSES:
  Investment Advisory Fees                1,679                      382                    4,221
  Custodian Fees                            103                       20                       84
  Shareholder Servicing Costs               462                      162                    1,236
  Reports to Shareholders                   108                       41                      361
  Federal and State Registration Fees        38                        7                       40
  Other                                      72                       23                       78
                                        -------                  -------                 --------
  Total Expenses                          2,462                      635                    6,020
                                        -------                  -------                 --------
NET INVESTMENT INCOME                     8,611                    1,724                    6,162

REALIZED AND UNREALIZED GAIN (LOSS):
  Net Realized Gain (Loss) on:

   Investments                           14,434                      222                   73,040

   Futures Contracts, Options and
   Forward Foreign Currency Contracts     3,241                       --                     (530)

   Foreign Currencies                       (46)                      --                       --

  Change in Unrealized Appreciation/
   Depreciation on:
   Investments                           13,063                   12,628                   33,752

   Futures Contracts, Options and
   Forward Foreign Currency Contracts      (314)                      --                       85
                                        -------                  -------                 --------

NET GAIN                                 30,378                   12,850                  106,347
                                        -------                  -------                 --------
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS                         $38,989                  $14,574                 $112,509
                                        =======                  =======                 ========




                       See notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES

October 31, 1995



                                                                    (In Thousands, Except Per Share Amounts)


                                                        STRONG ASSET           STRONG AMERICAN              STRONG TOTAL
                                                        ALLOCATION FUND         UTILITIES FUND               RETURN FUND
                                                        ---------------         ---------------              ------------
ASSETS:
  Investments in Securities, at Value (Cost
    of $247,192, $81,032, and $609,260, respectively)   $259,579                 $    91,632                 $688,394
  Receivable from Brokers for Securities and
    Forward Foreign Currency Contracts Sold                  994                         545                   13,664
  Dividends and Interest Receivable                        2,623                         376                    1,557
  Other Assets                                                --                          47                       24
                                                        --------                 -----------                 --------
  Total Assets                                           263,196                      92,600                  703,639

LIABILITIES:
  Payable to Brokers for Securities and
    Forward Foreign Currency Contracts Purchased           2,148                         780                   32,053
  Accrued Operating Expenses and Other Liabilities           326                         124                      628
                                                        --------                 -----------                 --------
  Total Liabilities                                        2,474                         904                   32,681
                                                        --------                 -----------                 --------
NET ASSETS                                              $260,722                 $    91,696                 $670,958
                                                        ========                 ===========                 ========

Capital Shares
  Authorized                                             300,000                  10,000,000                  300,000
  Outstanding                                             12,834                       7,814                   23,947

NET ASSET VALUE PER SHARE                               $  20.31                 $     11.73                 $  28.02
                                                        ========                 ===========                 ========


                       See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS


                                                                                   (In Thousands)

                                                                 STRONG ASSET                       STRONG AMERICAN
                                                               ALLOCATION FUND                       UTILITIES FUND
                                                            -----------------------------      ----------------------------
                                                            PERIOD ENDED    YEAR ENDED         PERIOD ENDED   YEAR ENDED
                                                            OCT. 31, 1995   DEC. 31, 1994      OCT. 31, 1995  DEC. 31, 1994
                                                            -------------   -------------      -------------  -------------
                                                              (NOTE 1)                            (NOTE 1)
OPERATIONS:
 Net Investment Income                                       $  8,611       $ 9,681          $   1,724       $ 1,664
 Net Realized Gain (Loss)                                      17,629        (1,157)               222        (2,007)
 Change in Unrealized Appreciation/Depreciation                12,749       (12,535)            12,628          (664)
                                                             --------       -------           --------       -------
 Increase (Decrease) in Net Assets Resulting from Operations   38,989        (4,011)            14,574        (1,007)

CAPITAL SHARE TRANSACTIONS                                    (19,395)       10,200             40,693         8,157

DISTRIBUTIONS:
 From Net Investment Income                                   (7,519)        (9,681)            (1,515)       (1,663)
 In Excess of Net Investment Income                                --           (33)                --            --
 In Excess of Net Realized Gains                                   --        (2,267)                --            --
                                                             --------       -------           --------      --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                        12,075        (5,792)            53,752         5,487

NET ASSETS:
 Beginning of Period                                          248,647       254,439             37,944        32,457
                                                              -------      --------           --------      --------
 End of Period                                               $260,722      $248,647            $91,696       $37,944
                                                             ========      ========           ========      ========





                                                               STRONG TOTAL
                                                               RETURN FUND
                                                     --------------------------------
                                                     PERIOD ENDED        YEAR ENDED
                                                     OCT. 31, 1995      DEC. 31, 1994
                                                     -------------      -------------
                                                         (NOTE 1)
OPERATIONS:
 Net Investment Income                                   $  6,162           $  6,622
 Net Realized Gain                                         72,510              3,915
 Change in Unrealized Appreciation/Depreciation            33,837            (20,243)
 Increase (Decrease) in Net Assets Resulting from        --------           --------
   Operations                                             112,509             (9,706)

CAPITAL SHARE TRANSACTIONS                                (41,908)            (4,929)

DISTRIBUTIONS:
 From Net Investment Income                                (6,162)            (6,696)
 In Excess of Net Investment Income                          (295)            (2,204)
                                                         --------           --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                    64,144            (23,535)

NET ASSETS:
 Beginning of Period                                      606,814            630,349
                                                         --------           --------
 End of Period                                           $670,958           $606,814
                                                         ========           ========


                       See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 1995


1.   ORGANIZATION
     The Strong Growth and Income Funds consist of Strong Asset Allocation Fund, Inc. (formerly Strong Investment Fund, Inc.), Strong American Utilities Fund, Inc. and Strong Total Return Fund, Inc. The Funds are separately incorporated, diversified and non-diversified, open-end management investment companies registered under the Investment Company Act of 1940. The Board of Directors of the Funds approved changing the Funds' fiscal year-ends from December 31 to October 31; therefore, this report encompasses financial information for the ten months ended October 31, 1995.

2.   SIGNIFICANT ACCOUNTING POLICIES
     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

     (A) Security Valuation -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price or the mean between the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or the last reported sales price. Debt securities not traded on a principal securities exchange are valued through valuation obtained from a commercial pricing service, otherwise sale or bid prices are used. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates current value.

          The Funds may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors, including recent private sales, market conditions and the issuer's financial performance. The Funds generally bear the costs, if any, associated with the disposition of restricted securities. Aggregate cost and fair value of these restricted securities held at October 31, 1995 were as follows
          (in thousands):

                                  STRONG ASSET ALLOCATION FUND        STRONG TOTAL RETURN FUND
                                  ----------------------------        ------------------------
              Aggregate Cost                 $19,889                           $25,403
              Aggregate Fair Value            19,984                            30,399
              Percent of Net Assets             7.7%                              4.5%


     (B)  Federal Income and Excise Taxes and Distributions to
          Shareholders -- It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no Federal income or excise tax provision is required.

          The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for Federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

     (C) Realized Gains and Losses on Investment Transactions -- Gain or loss realized on investment transactions is determined by comparing the identified cost of the security lot sold with the net sales proceeds.

     (D) Futures -- Upon entering into a futures contract, the Funds pledge to the broker cash, U.S. government securities or other liquid, high-grade debt obligations equal to the minimum "initial margin" requirements of the exchange. The Funds also receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin," and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.


     (E) Options -- Premiums received by the Funds upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. When an option expires, is exercised, or is closed, the Funds realize a gain or loss, and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received.

     (F) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

October 31, 1995

     (G) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Funds record an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (H) Additional Investment Risk -- The use of futures contracts, options, foreign denominated assets and forward currency contracts for purposes of hedging the Funds' investment portfolios involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The predominant risk with futures contracts is an imperfect correlation between the value of the contracts and the underlying securities. Foreign denominated assets and forward currency contracts may involve greater risks than domestic transactions, including currency, political and economic, regulatory and market risks.

     (I) Other -- Investment security transactions are recorded as of the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premium and discounts.

3.   NET ASSETS
     Net assets as of October 31, 1995 were as follows (in thousands):

                                                        STRONG ASSET       STRONG AMERICAN       STRONG TOTAL
                                                       ALLOCATION FUND      UTILITIES FUND        RETURN FUND
                                                       ---------------     ---------------       ------------

     Capital Stock                                       $232,893              $82,790             $565,303
     Undistributed Net Investment Income                    1,189                  209                  296
     Undistributed Net Realized Gain (Loss)                14,789               (1,903)              26,225
     Net Unrealized Appreciation                           11,851               10,600               79,134
                                                         --------              -------             --------
                                                         $260,722              $91,696             $670,958
                                                         ========              =======             ========


4.   CAPITAL SHARE TRANSACTIONS
     Transactions in shares of the Funds for the period ended October 31, 1995 and the year ended December 31, 1994 were as follows (in thousands):

                                                                  1995                        1994
                                                           -------------------         --------------------
                                                           SHARES      DOLLARS         SHARES       DOLLARS
                                                           ------      -------         ------       -------
     STRONG ASSET ALLOCATION FUND
     Shares Sold                                            1,503     $ 28,706         2,972        $ 55,431
     Dividends Reinvested                                     374        7,226           634          11,547
     Shares Redeemed                                       (2,922)     (55,327)       (3,077)        (56,778)
                                                           ------     --------         -----        --------
                                                           (1,045)   ($ 19,395)          529        $ 10,200
                                                           ======     ========         =====        ========

     STRONG AMERICAN UTILITIES FUND
     Shares Sold                                            7,396     $ 78,125         3,551        $ 34,838
     Dividends Reinvested                                     130        1,385           148           1,414
     Shares Redeemed                                       (3,722)     (38,817)       (2,874)        (28,095)
                                                           ------     --------         -----        --------
                                                            3,804     $ 40,693           825        $  8,157
                                                           ======     ========         =====        ========


     STRONG TOTAL RETURN FUND
     Shares Sold                                            4,004     $105,937         6,259        $150,873
     Dividends Reinvested                                     234        6,277           365           8,656
     Shares Redeemed                                       (5,976)    (154,122)       (6,880)       (164,458)
                                                           ------     --------         -----        --------
                                                           (1,738)   ($ 41,908)         (256)      ($  4,929)
                                                           ======     ========         =====        ========

REPORT OF INDEPENDENT ACCOUNTANTS

October 31, 1995

5.   RELATED PARTY TRANSACTIONS
     Strong Capital Management, Inc. (the "Advisor"), with whom certain officers and directors of the Funds are affiliated, provides investment advisory services and shareholder recordkeeping and related services to the Funds. Investment advisory fees, which are established by terms of the Advisory Agreements, are based on the following annualized rates of the average daily net assets: Strong American Utilities Fund .75%, Strong Asset Allocation Fund and Strong Total Return Fund .85% of the first $35 million and .80% thereafter. Advisory fees are subject to reimbursement by the Advisor if the Funds' operating expenses exceed certain levels. Shareholder recordkeeping and related service fees are based on contractually established rates for each open and closed shareholder account. In addition, the Advisor is compensated for certain other services related to costs incurred for reports to shareholders.

     W. H. Reaves & Co., Inc. (the "Subadvisor") manages the investments of the Strong American Utilities Fund under an agreement with Strong Capital Management, Inc. The Subadvisor is compensated by the Advisor (not the
     Fund) and bears all of its own expenses in providing subadvisory services. In addition, the Subadvisor directly effects purchases and sales of securities for the Fund. In conjunction therewith, brokerage commissions paid by the Fund for the period ended October 31, 1995 totaled $176,704.

     Certain information regarding related party transactions for the period ended October 31, 1995 is as follows (in thousands):

                                                             STRONG ASSET        STRONG AMERICAN         STRONG TOTAL
                                                            ALLOCATION FUND       UTILITIES FUND          RETURN FUND
                                                            ---------------      ---------------         ------------
     Payable to Advisor at October 31, 1995                      $179                  $96                   $452
     Other Shareholder Servicing Expenses Paid to Advisor          10                    2                     24
     Unaffiliated Directors' Fees                                   7                    1                     14


6.   INVESTMENT TRANSACTIONS
     The aggregate purchases and sales of long-term securities for the period ended October 31, 1995 were as follows (in thousands):


                                                             STRONG ASSET        STRONG AMERICAN         STRONG TOTAL
                                                            ALLOCATION FUND       UTILITIES FUND          RETURN FUND
                                                            ---------------      ---------------         ------------
     Purchases:
       U.S. Government and Agency                            $202,116              $     0             $  106,464
       Other                                                  559,013               66,075              1,646,502
     Sales:
       U.S. Government and Agency                             198,143                    0                134,849
       Other                                                  578,306               32,547              1,657,368

7.   INCOME TAX INFORMATION
     At October 31, 1995, the investment cost, gross unrealized appreciation and depreciation on investments and capital loss carryovers (expiring in varying amounts through 2003) for Federal income tax purposes were as follows (in thousands):


                                                             STRONG ASSET        STRONG AMERICAN         STRONG TOTAL
                                                            ALLOCATION FUND       UTILITIES FUND          RETURN FUND
                                                            ---------------      ---------------         ------------

     Aggregate Investment Cost                               $248,012              $81,192               $612,942
                                                             ========              =======               ========
     Aggregate Unrealized:
       Appreciation                                          $ 14,942              $10,942               $ 83,071
       Depreciation                                            (3,375)                (502)                (7,619)
                                                             --------              -------               --------
                                                             $ 11,567              $10,440               $ 75,452
                                                             ========              =======               ========
     Capital Loss Carryovers                                     -                 $ 1,794                   -
                                                             ========              =======               ========


     For corporate shareholders in the Funds, the percentages of dividend income distributed for the period ended October 31, 1995, which are designated as qualifying for the dividends-received deduction are: Strong Asset Allocation Fund 4.9%, Strong American Utilities Fund 100.0%, and Strong Total Return Fund 91.3%.

FINANCIAL HIGHLIGHTS
The following presents information relating to a share of capital stock of each of the Funds, outstanding for the entire period.

STRONG ASSET ALLOCATION FUND
                                   1995(A)    1994     1993      1992       1991     1990       1989      1988      1987     1986
                                   ----       ----     ----      ----       ----     ----       ----      ----      ----     ----
                                 (NOTE 1)
NET ASSET VALUE, BEGINNING
  OF PERIOD                      $  17.91  $  19.06  $  18.49  $  19.68  $  17.50  $  18.41  $  17.57  $  17.60  $  22.18  $  20.12
INCOME FROM INVESTMENT
  OPERATIONS
    Net Investment Income            0.66      0.70      0.82      0.87      0.94      1.12      1.22      1.39      0.85      0.89
    Net Realized and
      Unrealized Gains
      (Losses) on Investments        2.32     (0.99)     1.81     (0.25)     2.41     (0.65)     0.73      0.19     (0.70)     2.54
                                 --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
TOTAL FROM INVESTMENT
    OPERATIONS                       2.98     (0.29)     2.63      0.62      3.35      0.47      1.95      1.58      0.15      3.43
LESS DISTRIBUTIONS
    From Net Investment Income      (0.58)    (0.70)    (0.82)    (0.87)    (0.97)    (1.38)    (0.97)    (1.38)    (1.78)    (0.95)
    From Net Realized Gains            --        --     (1.24)    (0.94)    (0.20)       --     (0.14)       --     (2.95)    (0.42)
    In Excess of Net Realized
      Gains                            --     (0.16)       --        --        --        --        --        --        --        --
    Returns of Capital                 --        --        --        --        --        --        --     (0.23)       --        --
                                 --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
TOTAL DISTRIBUTIONS                 (0.58)    (0.86)    (2.06)    (1.81)    (1.17)    (1.38)    (1.11)    (1.61)    (4.73)    (1.37)
                                 --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
NET ASSET VALUE, END OF PERIOD   $  20.31  $  17.91  $  19.06  $  18.49  $  19.68  $  17.50  $  18.41  $  17.57  $  17.60  $  22.18
                                 ========  ========  ========  ========  ========  ========  ========  ========  ========  ========
Total Return                       +16.8%    - 1.5%    +14.5%     +3.2%    +19.6%     +2.8%    +11.2%     +9.2%    - 0.3%    +17.6%
Net Assets, End of Period
  (In Thousands)                 $260,722  $248,647  $254,439  $208,368  $214,951  $203,562  $240,549  $256,089  $272,899  $339,405
Ratio of Expenses to Average
  Net Assets                         1.2%*     1.2%      1.2%      1.2%      1.3%      1.3%      1.3%      1.2%      1.1%      1.1%
Ratio of Net Investment Income
  to Average Net Assets              4.1%*     3.8%      4.2%      4.4%      5.1%      6.1%      6.6%      7.5%      4.2%      4.7%
Portfolio Turnover Rate            326.8%    359.7%    348.3%    320.4%    418.4%    319.6%    206.5%    426.2%    336.5%     80.4%




STRONG AMERICAN UTILITIES FUND
                                   1995(a)    1994    1993(b)
                                   ----       ----    ----
                                  (NOTE 1)
NET ASSET VALUE, BEGINNING
  OF PERIOD                      $   9.46  $  10.19  $  10.00
INCOME FROM INVESTMENT
  OPERATIONS
    Net Investment Income            0.27      0.46      0.18
    Net Realized and
      Unrealized Gains
        (Losses) on Investments      2.25     (0.73)     0.27
                                 --------  --------  --------
TOTAL FROM INVESTMENT OPERATIONS     2.52     (0.27)     0.45
LESS DISTRIBUTIONS

    From Net Investment Income      (0.25)    (0.46)    (0.18)
    From Net Realized Gains            --        --     (0.05)
    In Excess of Net Realized
      Gains                            --        --     (0.03)
                                 --------  --------  --------
TOTAL DISTRIBUTIONS                 (0.25)    (0.46)    (0.26)
                                 --------  --------  --------
NET ASSET VALUE, END OF PERIOD   $  11.73  $   9.46  $  10.19
                                 ========  ========  ========
Total Return                       +26.9%    - 2.6%    + 4.5%
Net Assets, End of Period
  (In Thousands)                 $ 91,696  $ 37,944  $ 32,457
Ratio of Expenses to Average
  Net Assets                         1.2%*     0.5%      0.0%*
Ratio of Expenses to Average
  Net Assets Without Waivers
    and Absorptions                  1.2%*     1.6%      1.4%*
Ratio of Net Investment Income
  to Average Net Assets              3.4%*     4.8%      5.6%*
Portfolio Turnover Rate              56.4%   105.4%     89.3%


*   Calculated on an annualized basis.
(a) For the period ended October 31, 1995. Total return and portfolio turnover rate are not annualized.
(b) Inception date is July 1, 1993. Total return and portfolio turnover rate are not annualized.

The following presents information relating to a share of capital stock of each of the Funds, outstanding for the entire period.

STRONG TOTAL RETURN FUND

                                  1995(a)     1994      1993      1992      1991      1990      1989       1988      1987     1986
                                 --------    ------    ------    ------    ------    ------    ------     ------    ------   ------
                                  (NOTE 1)
NET ASSET VALUE, BEGINNING
  OF PERIOD                     $   23.62  $  24.30  $  20.17  $  20.24  $  15.34 $  17.72 $    18.96 $    18.37  $  21.61 $  19.56

INCOME FROM INVESTMENT
  OPERATIONS
    Net Investment Income            0.26      0.25      0.33      0.18      0.22     0.95       1.55       1.95      0.97     0.66
    Net Realized and Unrealized
      Gains (Losses) on
      Investments                    4.41     (0.59)     4.18     (0.08)     4.90    (2.19)     (0.97)      0.85      0.61     3.13
                                 --------  --------  --------  --------  -------- -------- ---------- ----------  -------- --------
TOTAL FROM INVESTMENT OPERATIONS     4.67     (0.34)     4.51      0.10      5.12    (1.24)      0.58       2.80      1.58     3.79

LESS DISTRIBUTIONS
    From Net Investment Income      (0.26)    (0.26)    (0.33)    (0.17)    (0.22)   (1.14)     (1.31)     (1.96)    (1.65)   (0.70)
    In Excess of Net Investment
      Income                        (0.01)    (0.08)       --        --        --       --         --         --        --       --
    From Net Realized Gains            --        --        --        --        --       --      (0.51)        --     (3.17)   (1.04)
    In Excess of Net Realized
      Gains                            --        --     (0.05)       --        --       --         --         --        --       --
    Returns of Capital                 --        --        --        --        --       --         --      (0.25)       --       --
                                 --------  --------  --------  --------  -------- -------- ---------- ----------  -------- --------
TOTAL DISTRIBUTIONS                 (0.27)    (0.34)    (0.38)    (0.17)    (0.22)   (1.14)     (1.82)     (2.21)    (4.82)   (1.74)
                                 --------  --------  --------  --------  -------- -------- ---------- ----------  -------- --------
NET ASSET VALUE, END OF PERIOD   $  28.02  $  23.62  $  24.30  $  20.17  $  20.24 $  15.34 $    17.72 $    18.96  $  18.37 $  21.61
                                 ========  ========  ========  ========  ======== ======== ========== ==========  ======== ========
Total Return                       +19.8%    - 1.4%    +22.5%     +0.6%    +33.6%   - 7.1%      +2.6%     +15.6%     +6.0%   +20.0%

Net Assets, End of Period
  (In Thousands)                 $670,958  $606,814  $630,349  $587,873  $691,327 $646,579 $1,065,278 $1,005,192  $802,442 $518,760
Ratio of Expenses to Average
  Net Assets                         1.1%*     1.2%      1.2%      1.3%      1.4%     1.4%       1.2%       1.2%      1.1%     1.1%
Ratio of Net Investment Income
  to Average Net Assets              1.2%*     1.1%      1.4%      0.9%      1.3%     5.4%       7.7%      10.1%      5.2%     4.3%
Portfolio Turnover Rate            298.8%    290.4%    271.3%    371.8%    426.4%   312.3%     305.3%     281.1%    224.4%   153.5%

*   Calculated on an annualized basis.
(a) For the period ended October 31, 1995. Total return and portfolio turnover rate are not annualized.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of the Strong Growth and Income Funds

We have audited the accompanying statements of assets and liabilities of Strong Asset Allocation Fund, Inc., Strong American Utilities Fund, Inc., and Strong Total Return Fund, Inc., (collectively referred to herein as the "Strong Growth and Income Funds"), including the schedules of investments in securities, as of October 31, 1995, and the related statements of operations for the period from January 1, 1995 to October 31, 1995, the statements of changes in net assets for the period January 1, 1995 to October 31, 1995 and for the year ended December 31, 1994, and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995 by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Strong Growth and Income Funds as of October 31, 1995, the results of their operations for the period from January 1, 1995 to October 31, 1995, the changes in their net assets for the period from January 1, 1995 to October 31, 1995 and for the year ended December 31, 1994, and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles.



COOPERS & LYBRAND L.L.P.


Milwaukee, Wisconsin
December 8, 1995

                           SHAREHOLDER PRIVILEGES*





TELEPHONE PURCHASE
Make additional investments into any Strong Fund by calling us toll-free at 1-800-368-3863.

TELEPHONE EXCHANGE
If your financial goals change, you can exchange your investments between any of the Strong Funds.

TELEPHONE REDEMPTION
You can call toll-free to redeem your mutual fund shares at any time. Your shares will be redeemed no later than the close of the next business day.




AUTOMATIC INVESTMENT PLAN
This plan allows you to set up regular transfers from your bank checking or NOW account to your Strong Funds account.

PAYROLL DIRECT DEPOSIT PLAN
You can automatically transfer all or a portion of your net pay at each pay period. This eliminates the delay of depositing paychecks to your bank and then sending a check through the mail to Strong Funds.

AUTOMATIC EXCHANGE PLAN
This plan allows you to exchange money from one Strong Fund to another. For example, you may want to set up automatic exchanges from a money market fund to an equity fund.


   FOR MORE INFORMATION ABOUT THESE PRIVILEGES, CALL US AT 1-800-368-3863.


To reduce the volume of mail you receive, only one copy of certain materials, such as prospectuses and shareholder reports, is mailed to your household. Please call 1-800-368-3863 if you wish to receive additional copies, free of charge.


*EACH FUND RESERVES THE RIGHT TO TERMINATE OR MODIFY ANY OF THESE PRIVILEGES.

                    FOR LITERATURE AND INFORMATION REQUESTS,
                              CALL 1-800-368-1030
                       TO DISCUSS AN EXISTING ACCOUNT OR
                             CONDUCT A TRANSACTION,
                              CALL 1-800-368-3863

For a prospectus containing more complete information, including management fees and expenses, please call 1-800-368-1030. Please read it carefully before investing or sending money. This annual report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only.

                              [STRONG FUNDS LOGO]
                        STRONG FUNDS DISTRIBUTORS, INC.
                                 P.O. Box 2936
                           Milwaukee, Wisconsin 53201